Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons Vice President/Treasurer (518) 381-3607

TrustCo Announces Third Quarter 2016 Earnings

Executive Snapshot:

•	Continued solid financial results:
o	Key metrics for third quarter of 2016 results:
▪	Net income of $10.9 million in the third quarter of 2016 compared to $10.5 million in the second quarter of 2016 and $10.6 million in the third quarter of 2015
▪	Operating expenses decreased $415 thousand in the third quarter of 2016 compared to the third quarter of 2015
▪	Return on average assets (ROA) of 0.90%
▪	Return on average equity (ROE) of 10.05%
▪	Efficiency ratio of 54.11% (Non-GAAP measure; see P. 13 for definition)

•	Asset quality remains solid:
o	Asset quality measures improved compared to the third quarter of 2015
o	Nonperforming assets (NPAs) fell by $7.1 million compared to September 30, 2015
o	NPAs to total assets improved from 0.80% to 0.64% compared to September 30, 2015
o	Quarterly net chargeoffs decreased to 0.10% of average loans on an annualized basis, compared to 0.15% for the third quarter of 2015, the lowest level since 2008

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Average deposits per branch grew $455 thousand from September 30, 2015 to September 30, 2016 on a same store basis
o	Average deposits per branch were $28.9 million at September 30, 2016
o	Average core deposits were $51 million higher in the third quarter of 2016 compared to the third quarter of 2015

•	Loan portfolio reaches all-time high:
o	Average loans were up $109 million for the third quarter of 2016 compared to third quarter of 2015
o	At $3.39 billion as of September 30, 2016, loans reached an all-time high

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FOR IMMEDIATE RELEASE:

TrustCo Announces Third Quarter 2016 Earnings

Glenville, New York – October 21, 2016

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced third quarter of 2016 net income of $10.9 million compared to $10.5 million  for the second quarter of 2016 and $10.6 million for the third quarter of 2015.

Robert J. McCormick, President and Chief Executive Officer noted, “We are pleased to be able to report an increase in earnings in the third quarter of 2016 as compared to the third quarter of 2015.  We are encouraged by the combination of revenue growth and expense decline in the quarter, despite a difficult operating environment and continued higher costs related to regulatory issues.  Our continued focus on traditional lending criteria and conservative balance sheet management has enabled us to produce consistent earnings, maintain strong liquidity and capital and allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.  In terms of our core business, we continue to add customer relationships which ultimately drive future growth.  We will continue to take advantage of opportunities as they are presented during the balance of 2016.  Recent merger activity between our competitors, including the Key – First Niagara merger, may provide us with additional opportunities to add customers.”

TrustCo saw continued solid loan growth in the third quarter of 2016 compared to the prior year.  Loan portfolio expansion was funded primarily by our strong liquidity reserves.  The continued shift toward loans helped offset the margin impact from continued comparatively low yields on cash and investments.  The growth in average deposits in the third quarter of 2016 versus the prior year was led by lower cost core deposits.  TrustCo’s strong liquidity position continues to allow the Company to take advantage of opportunities when interest rate conditions change.

For the third quarter of 2016, return on average assets and return on average equity were 0.90% and 10.05%, respectively, compared to 0.88% and 10.35% for the third quarter of 2015.  The decline in return on average equity was due to continued growth of TrustCo’s capital position.  Diluted earnings per share were $0.114 for the third quarter of 2016, compared to $0.111 for the third quarter of 2015.  As discussed in recent quarters, increased operating costs in response to regulatory concerns have hampered earnings.  Higher expenses were anticipated in order to fulfill operating and regulatory requirements.  We took aggressive action to meet these requirements during 2015 and costs related to those actions have continued into 2016.  While some of these costs will be recurring, others will diminish over time. During the third quarter of 2016 we experienced a reduction in FDIC deposit insurance premiums and were also able to reduce expenses in a number of other categories.

For the first nine months of 2016, diluted net income per share was $0.333, compared to $0.337 for the first nine months of 2015.  Return on average assets and equity were 0.89% and 9.97% for the first nine months of 2016, compared to 0.91% and 10.64% for the first nine months of 2015.

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Average loans were up $108.7 million or 3.3% in the third quarter of 2016, over the same period in 2015.  Loan growth was constrained by a $13.4 million decline in commercial loans, which have become less attractive on a risk adjusted basis.  Average residential loans, our primary lending focus, were up $130.3 million or 4.8% in the third quarter of 2016, over the same period in 2015.  Average deposits were up $37.5 million or 0.9% for the third quarter of 2016 over the same period a year earlier.  The increase in deposits came from core deposit accounts, which consist of checking, savings and money market deposits.  Average core deposits increased $51.2 million from the third quarter of 2015 to the third quarter of 2016, while average time deposit balances declined $13.6 million.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.”

“While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We continue to make good progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the newer branches continue to mature.”

“At September 30, 2016, our average branch size was $28.9 million.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for newer branches will take time and continued work.  We believe success in growing customer relationships provides basic building blocks that will help drive profit growth for the coming years.”

Asset quality and loan loss reserve measures mostly improved versus both September 30, 2015 and as compared to December 31, 2015.  Nonperforming loans (NPLs) were $26.0 million at September 30, 2016, compared to $31.9 million at September 30, 2015 and $28.3 million at December 31, 2015.  NPLs were equal to 0.77% of total loans at September 30, 2016, compared to 0.97% a year earlier and 0.86% at December 31, 2015.  The coverage ratio, or allowance for loan losses to NPLs, was 169.0% at September 30, 2016, compared to 141.4% at September 30, 2015 and 158.4% at December 31, 2015.  Nonperforming assets (NPAs) were at $30.8 million at September 30, 2016 compared to $37.8 million at September 30, 2015 and $34.7 million at December 31, 2015.  The ratio of loan loss allowance to total loans was 1.30% as of September 30, 2016, compared to 1.38% at September 30, 2015 and to 1.36% at December 31, 2015 and reflects both the improvement in asset quality and economic conditions in our lending areas.  The allowance for loan losses was $44.0 million at September 30, 2016 compared to $45.2 million at September 30, 2015 and $44.8 million at December 31, 2015.  Net chargeoffs for the third quarter of 2016 decreased versus both the third quarter of 2015 and the second quarter of 2016, to $0.9 million.  The net chargeoff ratio was 0.10% for the third quarter of 2016, compared to 0.15% in the third quarter of 2015 and was at the lowest level since the first quarter of 2008.  The provision for loan losses was $750 thousand, compared to $800 thousand in the third quarter of 2015.

The net interest margin for the third quarter of 2016 was 3.09%, the same as in the second quarter and a basis point higher than in the third quarter of 2015.

At September 30, 2016 the equity to asset ratio was 9.05%, compared to 8.91% at June 30, 2016 and 8.72% at September 30, 2015.  The tangible equity ratio was 9.04% compared to 8.90% at June 30, 2016 and 8.71% at September 30, 2015.  GAAP book value per share at September 30, 2016 was $4.56 compared to $4.33 a year earlier and tangible book value per share was $4.55 and $4.33, respectively.  Tangible equity and book value are non-GAAP measures and are discussed on page 13.

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TrustCo Bank Corp NY is a $4.8 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 145 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2016.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss Third Quarter 2016 results will be held at 9:00 a.m. Eastern Time on October 24, 2016.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10094705. The call will also be audio webcast at: http://services.choruscall.com/links/trst161024.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2016 and for the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to comply with the supervisory agreement entered into with Trustco Bank’s regulator and potential regulatory actions if we fail to comply; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules and the supervisory agreement to distribute capital to TrustCo, which could affect our ability to pay dividends; results of examinations of Trustco Bank and TrustCo by our respective regulators; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data) (Unaudited)
	Three Months Ended
	09/30/16		06/30/16	09/30/15
Summary of operations
Net interest income (TE)	$36,681		36,311	36,069
Provision for loan losses	750		800	800
Net gain on securities transactions	-		668	-
Noninterest income, excluding net gain on securities transactions	4,729		4,531	4,365
Noninterest expense	23,049		23,974	23,464
Net income	10,930		10,464	10,616

Per common share
Net income per share:
- Basic	$0.114		0.110	0.112
- Diluted	0.114		0.109	0.111
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	4.55		4.50	4.33
Market price at period end	7.09		6.41	5.84

At period end
Full time equivalent employees	790		801	778
Full service banking offices	145		145	146

Performance ratios
Return on average assets	0.90%		0.88	0.88
Return on average equity	10.05		9.88	10.35
Efficiency (1)	54.11		57.70	56.04
Net interest spread (TE)	3.03		3.03	3.02
Net interest margin (TE)	3.09		3.09	3.08
Dividend payout ratio	57.40		59.89	58.82

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	9.04		8.90	8.71

Asset quality analysis at period end
Nonperforming loans to total loans	0.77		0.84	0.97
Nonperforming assets to total assets	0.64		0.68	0.80
Allowance for loan losses to total loans	1.30		1.32	1.38
Coverage ratio (3)	1.6	x	1.6	1.4

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of building and nonperforming loans).

(2)	The tangible equity ratio excludes $553 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data) (Unaudited)
	Nine Months Ended
	09/30/16	09/30/15
Summary of operations
Net interest income (TE)	$109,188	106,944
Provision for loan losses	2,350	2,400
Net gain on securities transactions	668	249
Noninterest income, excluding net gain on securities transactions	13,832	13,193
Noninterest expense	70,462	67,452
Net income	31,803	32,058

Per common share
Net income per share:
- Basic	$0.333	0.337
- Diluted	0.333	0.337
Cash dividends	0.197	0.197
Tangible Book value at period end	4.55	4.33
Market price at period end	7.09	5.84

Performance ratios
Return on average assets	0.89%	0.91
Return on average equity	9.97	10.64
Efficiency (1)	56.01	54.98
Net interest spread (TE)	3.04	3.01
Net interest margin (TE)	3.10	3.08
Dividend payout ratio	59.11	58.36

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of building and nonperforming loans).

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data) (Unaudited)
	Three Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Interest and dividend income:
Interest and fees on loans	$36,171	35,652	35,605	35,930	35,631
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	408	404	255	256	584
State and political subdivisions	13	13	14	16	23
Mortgage-backed securities and collateralized mortgage obligations-residential	1,829	2,169	2,116	2,233	2,230
Corporate bonds	97	-	-	-	-
Small Business Administration-guaranteed participation securities	445	450	476	482	497
Mortgage-backed securities and collateralized mortgage obligations-commercial	36	38	36	37	37
Other securities	4	4	4	4	4
Total interest and dividends on securities available for sale	2,832	3,078	2,901	3,028	3,375

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	347	374	402	425	461
Corporate bonds	156	154	154	154	153
Total interest on held to maturity securities	503	528	556	579	614

Federal Reserve Bank and Federal Home Loan Bank stock	131	118	120	120	113

Interest on federal funds sold and other short-term investments	866	832	844	494	408
Total interest income	40,503	40,208	40,026	40,151	40,141

Interest expense:
Interest on deposits:
Interest-bearing checking	120	116	114	115	117
Savings	504	604	604	608	603
Money market deposit accounts	463	467	496	513	537
Time deposits	2,468	2,460	2,373	2,375	2,544
Interest on short-term borrowings	281	262	257	278	290
Total interest expense	3,836	3,909	3,844	3,889	4,091

Net interest income	36,667	36,299	36,182	36,262	36,050

Provision for loan losses	750	800	800	1,300	800
Net interest income after provision for loan losses	35,917	35,499	35,382	34,962	35,250

Noninterest income:
Trustco Financial Services income	1,347	1,512	1,605	1,489	1,351
Fees for services to customers	2,664	2,737	2,661	2,704	2,770
Net gain on securities transactions	-	668	-	2	-
Other	718	282	306	235	244
Total noninterest income	4,729	5,199	4,572	4,430	4,365

Noninterest expenses:
Salaries and employee benefits	8,995	8,934	9,003	8,042	7,834
Net occupancy expense	3,887	3,918	4,088	3,884	3,929
Equipment expense	1,596	1,840	1,514	1,530	1,596
Professional services	1,959	2,098	2,146	2,067	2,238
Outsourced services	1,465	1,425	1,551	1,585	1,425
Advertising expense	489	570	729	592	668
FDIC and other insurance	1,127	1,949	1,990	2,055	2,202
Other real estate expense, net	895	423	519	570	806
Other	2,636	2,817	1,899	2,783	2,766
Total noninterest expenses	23,049	23,974	23,439	23,108	23,464

Income before taxes	17,597	16,724	16,515	16,284	16,151
Income taxes	6,667	6,260	6,106	6,104	5,535

Net income	$10,930	10,464	10,409	10,180	10,616
Net income per common share:
- Basic	$0.114	0.110	0.109	0.107	0.112

- Diluted	0.114	0.109	0.109	0.107	0.111

Average basic shares (in thousands)	95,603	95,487	95,365	95,256	95,149
Average diluted shares (in thousands)	95,722	95,580	95,412	95,349	95,234

Note: Taxable equivalent net interest income	$36,681	36,311	36,196	36,278	36,069

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data) (Unaudited)
	Nine Months Ended
	9/30/2016	9/30/2015

Interest and dividend income:
Interest and fees on loans	$107,428	105,957
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,067	1,162
State and political subdivisions	40	71
Mortgage-backed securities and collateralized mortgage obligations-residential	6,114	6,899
Corporate bonds	97	1
Small Business Administration-guaranteed participation securities	1,371	1,522
Mortgage-backed securities and collateralized mortgage obligations-commercial	110	112
Other securities	12	12
Total interest and dividends on securities available for sale	8,811	9,779

Interest on held to maturity securities:
Mortgage-backed securities-residential	1,123	1,419
Corporate bonds	464	461
Total interest on held to maturity securities	1,587	1,880

Federal Reserve Bank and Federal Home Loan Bank stock	369	347

Interest on federal funds sold and other short-term investments	2,542	1,231
Total interest income	120,737	119,194

Interest expense:
Interest on deposits:
Interest-bearing checking	350	333
Savings	1,712	1,860
Money market deposit accounts	1,426	1,701
Time deposits	7,301	7,478
Interest on short-term borrowings	800	936
Total interest expense	11,589	12,308

Net interest income	109,148	106,886

Provision for loan losses	2,350	2,400
Net interest income after provision for loan losses	106,798	104,486

Noninterest income:
Trust department income	4,464	4,482
Fees for services to customers	8,062	7,985
Net gain on securities transactions	668	249
Other	1,306	726
Total noninterest income	14,500	13,442

Noninterest expenses:
Salaries and employee benefits	26,932	24,479
Net occupancy expense	11,893	11,915
Equipment expense	4,950	5,341
Professional services	6,203	5,811
Outsourced services	4,441	4,275
Advertising expense	1,788	2,001
FDIC and other insurance	5,066	4,284
Other real estate (income) expense, net	1,837	1,431
Other	7,352	7,915
Total noninterest expenses	70,462	67,452

Income before taxes	50,836	50,476
Income taxes	19,033	18,418

Net income	$31,803	32,058

Net income per Common Share:
- Basic	$0.333	0.337

- Diluted	0.333	0.337

Average basic shares (thousands)	95,486	95,051
Average diluted shares (thousands)	95,572	95,167

Note: Taxable equivalent net interest income	$109,188	106,944

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands) (Unaudited)

	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
ASSETS:

Cash and due from banks	$42,296	39,787	37,373	41,698	42,560
Federal funds sold and other short term investments	622,132	718,609	722,805	676,458	655,512
Total cash and cash equivalents	664,428	758,396	760,178	718,156	698,072

Securities available for sale:
U. S. government sponsored enterprises	116,327	116,595	66,920	86,737	103,492
States and political subdivisions	970	974	974	1,290	1,963
Mortgage-backed securities and collateralized mortgage obligations-residential	400,575	404,138	422,189	411,729	413,878
Small Business Administration-guaranteed participation securities	84,687	87,740	89,053	90,416	94,038
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,233	10,374	10,307	10,180	10,491
Corporate bonds	41,025	-	-	-	-
Other securities	685	685	685	685	685
Total securities available for sale	654,502	620,506	590,128	601,037	624,547

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	38,044	40,702	43,595	46,490	50,027
Corporate bonds	9,986	9,982	9,979	9,975	9,971
Total held to maturity securities	48,030	50,684	53,574	56,465	59,998

Federal Reserve Bank and Federal Home Loan Bank stock	9,579	9,579	9,480	9,480	9,480

Loans:
Commercial	189,795	195,698	198,765	203,415	208,794
Residential mortgage loans	2,845,876	2,786,951	2,737,784	2,721,173	2,707,944
Home equity line of credit	343,445	352,069	356,163	359,325	356,337
Installment loans	8,515	8,476	8,667	9,391	8,930
Loans, net of deferred fees and costs	3,387,631	3,343,194	3,301,379	3,293,304	3,282,005
Less:
Allowance for loan losses	43,950	44,064	44,398	44,762	45,149
Net loans	3,343,681	3,299,130	3,256,981	3,248,542	3,236,856

Bank premises and equipment, net	36,110	36,793	37,360	37,643	37,506
Other assets	56,519	55,825	55,561	63,669	59,358

Total assets	$4,812,849	4,830,913	4,763,262	4,734,992	4,725,817

LIABILITIES:
Deposits:
Demand	$380,090	376,669	359,060	365,081	354,162
Interest-bearing checking	785,118	766,322	746,562	754,347	719,071
Savings accounts	1,277,734	1,282,006	1,272,394	1,262,194	1,237,549
Money market deposit accounts	566,097	577,063	595,585	610,826	617,103
Time deposits	1,159,199	1,178,567	1,168,887	1,107,930	1,168,908
Total deposits	4,168,238	4,180,627	4,142,488	4,100,378	4,096,793

Short-term borrowings	179,204	190,542	169,528	191,226	184,405
Accrued expenses and other liabilities	29,799	29,479	28,221	30,078	32,327

Total liabilities	4,377,241	4,400,648	4,340,237	4,321,682	4,313,525

SHAREHOLDERS' EQUITY:
Capital stock	99,121	99,071	98,973	98,973	98,964
Surplus	171,093	171,174	171,113	171,443	171,788
Undivided profits	197,013	192,356	188,159	184,009	180,093
Accumulated other comprehensive income (loss), net of tax	2,328	2,395	73	(4,781)	(1,174)
Treasury stock at cost	(33,947)	(34,731)	(35,293)	(36,334)	(37,379)

Total shareholders' equity	435,608	430,265	423,025	413,310	412,292

Total liabilities and shareholders' equity	$4,812,849	4,830,913	4,763,262	4,734,992	4,725,817

Outstanding shares (in thousands)	95,614	95,493	95,369	95,262	95,149

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NONPERFORMING ASSETS

(dollars in thousands) (Unaudited)

Nonperforming Assets
09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
New York and other states*
Loans in nonaccrual status:
Commercial	$2,366	2,690	2,762	3,024	3,699
Real estate mortgage - 1 to 4 family	21,678	23,559	25,669	23,273	26,059
Installment	70	49	74	90	69
Total non-accrual loans	24,114	26,298	28,505	26,387	29,827
Other nonperforming real estate mortgages - 1 to 4 family	44	45	47	48	50
Total nonperforming loans	24,158	26,343	28,552	26,435	29,877
Other real estate owned	4,768	4,602	5,208	6,120	5,893
Total nonperforming assets	$28,926	30,945	33,760	32,555	35,770

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,844	1,900	1,802	1,817	2,054
Installment	-	-	-	8	9
Total non-accrual loans	1,844	1,900	1,802	1,825	2,063
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,844	1,900	1,802	1,825	2,063
Other real estate owned	-	-	476	335	-
Total nonperforming assets	$1,844	1,900	2,278	2,160	2,063

Total
Loans in nonaccrual status:
Commercial	$2,366	2,690	2,762	3,024	3,699
Real estate mortgage - 1 to 4 family	23,522	25,459	27,471	25,090	28,113
Installment	70	49	74	98	78
Total non-accrual loans	25,958	28,198	30,307	28,212	31,890
Other nonperforming real estate mortgages - 1 to 4 family	44	45	47	48	50
Total nonperforming loans	26,002	28,243	30,354	28,260	31,940
Other real estate owned	4,768	4,602	5,684	6,455	5,893
Total nonperforming assets	$30,770	32,845	36,038	34,715	37,833

Quarterly Net Chargeoffs (Recoveries)
09/30/16	06/30/16	03/31/16	12/31/15	09/30/15
New York and other states*
Commercial	$353	67	224	672	3
Real estate mortgage - 1 to 4 family	471	973	771	963	1,159
Installment	37	77	70	35	26
Total net chargeoffs	$861	1,117	1,065	1,670	1,188

Florida
Commercial	$-	-	-	(2)	(3)
Real estate mortgage - 1 to 4 family	-	16	83	6	33
Installment	3	1	16	13	4
Total net chargeoffs	$3	17	99	17	34

Total
Commercial	$353	67	224	670	-
Real estate mortgage - 1 to 4 family	471	989	854	969	1,192
Installment	40	78	86	48	30
Total net chargeoffs	$864	1,134	1,164	1,687	1,222

Asset Quality Ratios
09/30/16	06/30/16	03/31/16	12/31/15	09/30/15

Total nonperforming loans(1)	$26,002	28,243	30,354	28,260	31,940
Total nonperforming assets(1)	30,770	32,845	36,038	34,715	37,833
Total net chargeoffs(2)	864	1,134	1,164	1,687	1,222

Allowance for loan losses(1)	43,950	44,064	44,398	44,762	45,149

Nonperforming loans to total loans	0.77%	0.84%	0.92%	0.86%	0.97%
Nonperforming assets to total assets	0.64%	0.68%	0.76%	0.73%	0.80%
Allowance for loan losses to total loans	1.30%	1.32%	1.34%	1.36%	1.38%
Coverage ratio(1)	169.0%	156.0%	146.3%	158.4%	141.4%
Annualized net chargeoffs to average loans(2)	0.10%	0.14%	0.14%	0.21%	0.15%
Allowance for loan losses to annualized net chargeoffs(2)	12.7	x	9.7	x	9.5	x	6.6	x	9.3	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended September 30, 2016			Three months ended September 30, 2015
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$109,488	408	1.49%	$157,454	584	1.48%
Mortgage backed securities and collateralized mortgage obligations-residential	400,103	1,829	1.83	425,092	2,230	2.10
State and political subdivisions	953	20	8.39	1,937	34	7.02
Corporate bonds	27,161	97	1.43	-	-	-
Small Business Administration-guaranteed participation securities	85,305	445	2.09	96,109	497	2.07
Mortgage backed securities and collateralized mortgage obligations-commercial	10,247	36	1.41	10,532	37	1.41
Other	685	4	2.34	685	4	2.34

Total securities available for sale	633,942	2,839	1.79	691,809	3,386	1.96

Federal funds sold and other short-term Investments	683,777	866	0.50	652,274	408	0.25

Held to maturity securities:
Corporate bonds	10,644	156	5.86	9,969	153	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	39,307	347	3.53	51,928	461	3.55

Total held to maturity securities	49,951	503	4.03	61,897	614	3.97

Federal Reserve Bank and Federal Home Loan Bank stock	9,579	131	5.47	9,480	113	4.77

Commercial loans	195,115	2,597	5.32	208,492	2,688	5.15
Residential mortgage loans	2,819,343	30,175	4.28	2,689,072	29,617	4.41
Home equity lines of credit	346,744	3,211	3.70	354,552	3,151	3.53
Installment loans	8,331	195	9.36	8,678	183	8.33

Loans, net of unearned income	3,369,533	36,178	4.29	3,260,794	35,639	4.37

Total interest earning assets	4,746,782	40,517	3.41	4,676,254	40,160	3.43

Allowance for loan losses	(44,473)			(45,829)
Cash & non-interest earning assets	137,462			133,241

Total assets	$4,839,771			$4,763,666

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$780,058	120	0.06%	$727,693	117	0.06%
Money market accounts	571,333	463	0.32	623,381	537	0.34
Savings	1,284,533	504	0.16	1,251,031	603	0.19
Time deposits	1,176,115	2,468	0.84	1,189,763	2,544	0.85

Total interest bearing deposits	3,812,039	3,555	0.37	3,791,868	3,801	0.40
Short-term borrowings	189,910	281	0.59	177,230	290	0.65

Total interest bearing liabilities	4,001,949	3,836	0.38	3,969,098	4,091	0.41

Demand deposits	377,455			360,080
Other liabilities	27,496			27,524
Shareholders' equity	432,871			406,964

Total liabilities and shareholders' equity	$4,839,771			$4,763,666

Net interest income, tax equivalent		36,681			36,069

Net interest spread			3.03%			3.02%

Net interest margin (net interest income to total interest earning assets)			3.09%			3.08%

Tax equivalent adjustment		(14)			(19)

Net interest income		36,667			36,050

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Nine months ended September 30, 2016			Nine months ended September 30, 2015
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$97,281	1,067	1.46%	$116,824	1,162	1.33%
Mortgage backed securities and collateralized mortgage obligations-residential	419,185	6,114	1.94	448,223	6,899	2.05
State and political subdivisions	1,007	60	7.94	1,989	108	7.32
Corporate bonds	9,120	97	1.42	813	1	0.16
Small Business Administration-guaranteed participation securities	87,896	1,371	2.08	98,868	1,522	2.05
Mortgage backed securities and collateralized mortgage obligations-commercial	10,320	110	1.42	10,600	112	1.41
Other	683	12	2.34	685	12	2.34

Total securities available for sale	625,492	8,831	1.88	678,002	9,816	1.93

Federal funds sold and other short-term Investments	675,948	2,542	0.50	662,879	1,231	0.25

Held to maturity securities:
Corporate bonds	10,202	464	6.06	9,965	461	6.17
Mortgage backed securities and collateralized mortgage obligations-residential	42,192	1,123	3.55	55,569	1,419	3.41

Total held to maturity securities	52,394	1,587	4.04	65,534	1,880	3.83

Federal Reserve Bank and Federal Home Loan Bank stock	9,545	369	5.15	9,392	347	4.93

Commercial loans	198,461	7,777	5.22	212,617	8,194	5.14
Residential mortgage loans	2,768,579	89,523	4.31	2,644,216	87,946	4.44
Home equity lines of credit	353,461	9,569	3.61	353,630	9,304	3.52
Installment loans	8,435	579	9.15	8,236	534	8.66

Loans, net of unearned income	3,328,936	107,448	4.30	3,218,699	105,978	4.39

Total interest earning assets	4,692,315	120,777	3.43	4,634,506	119,252	3.43

Allowance for loan losses	(44,832)			(46,203)
Cash & non-interest earning assets	136,584			136,906

Total assets	$4,784,067			$4,725,209

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$758,314	350	0.06%	$704,323	333	0.06%
Money market accounts	585,019	1,426	0.33	632,143	1,701	0.36
Savings	1,273,565	1,712	0.18	1,243,544	1,860	0.20
Time deposits	1,162,603	7,301	0.84	1,186,846	7,478	0.84

Total interest bearing deposits	3,779,501	10,789	0.38	3,766,856	11,372	0.40
Short-term borrowings	182,453	800	0.58	184,079	936	0.68

Total interest bearing liabilities	3,961,954	11,589	0.39	3,950,935	12,308	0.42

Demand deposits	368,852			344,606
Other liabilities	27,179			26,689
Shareholders' equity	426,082			402,979

Total liabilities and shareholders' equity	$4,784,067			$4,725,209

Net interest income, tax equivalent		109,188			106,944

Net interest spread			3.04%			3.01%

Net interest margin (net interest income to total interest earning assets)			3.10%			3.08%

Tax equivalent adjustment		(40)			(58)

Net interest income		109,148			106,886

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NON-GAAP FINANCIAL MEASURES RECONCILIATION

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts) (Unaudited)
	09/30/16	06/30/16	09/30/15
Tangible Book Value Per Share

Equity	$435,608	430,265	412,292
Less: Intangible assets	553	553	553
Tangible equity	435,055	429,712	411,739

Shares outstanding	95,614	95,493	95,149
Tangible book value per share	4.55	4.50	4.33
Book value per share	4.56	4.51	4.33

Tangible Equity to Tangible Assets
Total Assets	4,812,849	4,830,913	4,725,817
Less: Intangible assets	553	553	553
Tangible assets	4,812,296	4,830,360	4,725,264

Tangible Equity to Tangible Assets	9.04%	8.90%	8.71%
Equity to Assets	9.05%	8.91%	8.72%

	3 Months Ended			9 Months Ended
Efficiency Ratio	09/30/16	06/30/16	09/30/15	09/30/16	09/30/15

Net interest income	$36,667	36,299	36,050	109,148	106,886
Taxable equivalent adjustment	14	12	19	40	58
Net interest income (fully taxable equivalent)	36,681	36,311	36,069	109,188	106,944
Non-interest income	4,729	5,199	4,365	14,500	13,442
Less: Net gain on sale of building	469	-	-	469	-
Less: Net gain on sale of nonperforming loans	-	24	-	24	60
Less: Net gain on securities	-	668	-	668	249
Revenue used for efficiency ratio	40,941	40,818	40,434	122,527	120,077

Total noninterest expense	23,049	23,974	23,464	70,462	67,452
Less: Other real estate expense, net	895	423	806	1,837	1,431
Expense used for efficiency ratio	22,154	23,551	22,658	68,625	66,021

Efficiency Ratio	54.11%	57.70%	56.04%	56.01%	54.98%

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